UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

EasyLink Services International Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24996	13-3645702
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6025 The Corners Parkway, Suite 100 Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 533-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
On December 18, 2007, the Company entered into a Second Amendment to the Securities Purchase Agreement (the “Second Amendment”) by and among EasyLink Services International Corporation, a Delaware corporation (the “Company”), and each of the purchasers identified on the signature page thereto (the “Purchasers”), amending the Securities Purchase Agreement dated May 3, 2007 by and among the same parties, as previously amended (the “Securities Purchase Agreement”). Pursuant to the terms of the Second Amendment, the Purchasers agreed to decline the Company’s offers of partial repayment of the Series A Notes and the Series B Notes pursuant to Section 4.11 of the Securities Purchase Agreement related to (i) the recently closed sale of the Company’s web-based fax delivery business, (ii) the requirement to make a repayment from Excess Cash Flow (as defined in the Securities Purchase Agreement) as of October 31, 2007 and (iii) the requirement to reduce the outstanding balance of the Series A Notes and the Series B Notes at December 17, 2007 to $60,000,000. The Company and the Purchasers also agreed that the measurement of the Excess Cash Flow of the Company pursuant to Section 4.11 of the Agreement will occur at the end of each fiscal quarter. The Company and the Purchasers agreed to extend the date by which the initial registration statement registering shares of the class A common stock underlying the securities purchased pursuant to the Securities Purchase Agreement must be effective to January 17, 2008. The Company and the Purchasers also agreed to amend the definition of Consolidated Interest Expense in the Securities Purchase Agreement to exclude any interest expense solely attributable to the previously disclosed “beneficial conversion feature” of the securities purchased pursuant to the Securities Purchase Agreement.
The Second Amendment is attached here to as Exhibit 2.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
2.1
Second Amendment to Securities Purchase Agreement, dated as of December 18, 2007, by and among EasyLink Services International Corporation and each of the Purchasers identified on the signature pages thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EasyLink Services International Corporation
By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated: December 20, 2007

EXHIBIT INDEX

Exhibit Number	Description

2.1	Second Amendment to Securities Purchase Agreement, dated as of December 18, 2007, by and among EasyLink Services International Corporation and each of the Purchasers identified on the signature pages thereto.